SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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M&T Bank Corporation

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M&T BANK CORPORATION

One M&T Plaza	Buffalo, New York 14203

Dear Stockholder,

It is with deep regret that we inform you of the death of John L. Wehle, Jr. Mr. Wehle, who has been a director of M&T Bank Corporation since 1994 and was a nominee for re-election as a director at M&T Bank Corporation's 2000 Annual Meeting of Stockholders, died subsequent to the printing of the proxy materials for the Annual Meeting.

Because of Mr. Wehle's untimely death, the Board of Directors has reduced management's slate of nominees for board membership from 22 to 21.

March 10, 2000